RULE 497 FILING

On behalf of the Aberdeen China Opportunities Fund (the “Fund”), a series of Aberdeen Funds, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information. The interactive data file included as an exhibit to this filing relates to the supplement filed with the Securities and Exchange Commission on behalf of the Fund pursuant to Rule 497(e) on March 21, 2017 (Accession No. 0001104659-17-018349), which is incorporated by reference into this Rule 497 Filing.

Exhibit Index

Exhibit No.
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase